Summary of Significant Accounting Policies (Details) - USD ($)	12 Months Ended
	Dec. 31, 2020	Dec. 31, 2019
Accounting Policies [Abstract]
Merchandise-in-transit amount	$ 4,208,514	$ 2,662,933
Claims receivables from the vendors	3,708,759	1,620,043
Net allowances for sales returns	1,062,077	495,697
Advertising revenue	$ 392,262	$ 305,863
Contractual liabilities, description	(i) amount received from customers prior to the delivery of products are recorded as customer deposits in the accompanying balance sheets and are recognized as revenue when the products are delivered, amounting to $16,185,648 and $8,599,914 at December 31, 2020 and 2019, respectively and (ii) site credits (which are initially recorded in accrued expenses and are recognized as revenue in the period they are redeemed) amounting to $2,422,051 and $1,933,895 at December 31, 2020 and 2019, respectively.